Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Hotwire Communications, Ltd.

2100 West Cypress Creed Road

Fort Lauderdale, Florida 33309

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of fiber networks and related customer contracts in connection with the proposed offering of Hotwire Funding LLC, Secured Fiber Network Revenue Notes, Series 2024-1. Hotwire Communications, Ltd. (the “Company”) is responsible for the information provided to us, including the information set forth in the Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Data File. Additionally, Barclays Capital Inc. (“Barclays” and, together with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 7, 2024, representatives of Barclays, on behalf of the Company, provided us with (i) a computer-generated data file and related record layout containing data, as represented to us by the Company, as of April 1, 2024, with respect to 935 fiber networks (the “Data File”) and (ii) a listing (the “Sample Listing”) of 50 fiber networks and the related customer contracts (the “Sample Fiber Networks”). We make no representations as to the selection criteria used in determining the Sample Fiber Networks.

File Review Procedures of the Customer Contract Characteristics:

For each customer contract related to the Sample Fiber Networks, we performed comparisons of the customer contract characteristics (the “Customer Contract Characteristics”) set forth on the Data File and indicated below.

Member of Deloitte Touche Tohmatsu Limited

Customer Contract Characteristics

1. Property name (for informational purposes only) 2. Contract start date 3. Next escalation date 4. Contact renewal date 5. Current contract end date 6. Final contract end date 7. Auto renewal term	8. Annual Escalator 9. Number of units 10. Average credit score (i.e., FICO / Rating) 11. Bulk revenue 12. Retail revenue 13. Bulk-like revenue

We compared Customer Contract Characteristics 2. through 9. to the corresponding information set forth on or derived from screen shots from the Company’s asset management system (the “Asset Management System Screen Shots”).

We compared Customer Contract Characteristic 10. to the corresponding information set forth on or derived from the “Credit Score/Ratings Spreadsheet.”

We compared Customer Contract Characteristic 11. to the corresponding information set forth on or derived from the Asset Management System Screen Shots.

We compared Customer Contract Characteristic 12. to the corresponding information set forth on queries provided to us by the Company from the Company’s accounting system (collectively, the “Accounting System Query”).

With respect to our comparison of Customer Contract Characteristic 13., we recomputed the bulk-like revenue as the sum of the “contractual ad revenue,” “additional bulk equipment revenue,” “additional bulk related services revenue,” “fusion + revenue and captive commercial revenue” (each as set forth on the Accounting System Query) and compared the results of each recomputation to the corresponding bulk-like revenue set forth on the Data File.

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Customer Contract Characteristics 2. through 6., difference of 30 days or less are deemed to be “in agreement;”

•

with respect to our comparison of Customer Contract Characteristic 9., differences less than or equal to the greater of (i) 15 units or (ii) 2% of the number of units set forth on the Data File are deemed to be “in agreement;” and

•	with respect to our comparison of Customer Contract Characteristics 11. through 13., differences of 2.5% or less of the respective amount set forth on the Data File are deemed to be “in agreement.”

File Review Procedures of the Fiber Network Characteristics:

For each of the Sample Fiber Networks, we performed comparisons of the fiber network characteristics (the “Fiber Network Characteristics”) set forth on the Data File and indicated below.

Fiber Network Characteristics

1.   Property name (for informational purposes only

2.   Bulk internet expense HTC carve out

3.   Bulk video expense

4.   Bulk internet expense

5.   Bulk voice expense

6.   Bulk all other direct expense

7.   Bulk network expense

8.   Bulk network expense HTC carve out

9.   Bulk property tax

10.  Bulk property tax HTC carve out

11.  Retail video expense

12.  Retail voice expense

13.  Retail internet expense

14.  Retail internet expense HTC carve out

15.  Retail all other direct expense

16.  Retail network expense

17.  Retail network expense HTC carve out

18.  Retail property tax

19.  Retail property tax HTC carve out

20.  Retail bad debt

21.  Bulk bad debt

22.  Bulk SG&A

23.  Retail SG&A

We compared Fiber Network Characteristics 2. through 20. to corresponding information set forth on the Accounting System Query.

With respect to our comparison of Fiber Network Characteristic 21., we observed a bulk bad debt of $0.00 on the Data File for each Sample Fiber Network.

With respect to our comparison of Fiber Network Characteristic 22., we recomputed the bulk SG&A as the sum of the bulk video expense, bulk internet expense, bulk internet expense HTC carve out, bulk all other direct expense, bulk network expense, bulk network expense HTC carve out, bulk voice expense and bulk property tax and bulk property tax HTC carve out (each as set forth on the Accounting System Query) and compared the results of each recomputation to the corresponding bulk SG&A set forth on the Data File.

With respect to our comparison of Fiber Network Characteristic 23., we recomputed the retail SG&A as the sum of the retail voice expense, retail video expense, retail internet expense, retail internet expense HTC carve out, retail all other direct expense, retail network expense, retail network expense HTC carve out, retail property tax and retail property tax HTC carve out (each as set forth on the Accounting System Query) and compared the results of each recomputation to the corresponding retail SG&A set forth on the Data File.

The fiber network documents indicated above and any other related documents provided in support of the Customer Contract Characteristics and Fiber Network Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Fiber Network Documentation.”

We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Fiber Network Documentation and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Fiber Network Documentation. In addition, we make no representations as to whether the Fiber Network Documentation are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Fiber Networks.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Customer Contract Characteristics and Fiber Network Characteristics set forth on the Data File, as applicable, were found to be in agreement with the above-mentioned Fiber Network Documentation, except as indicated in Appendix A and Appendix B. Supplemental information is contained in Appendix C, Appendix D and Appendix E.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the fiber networks underlying the Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the fiber networks or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 15, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 15, 2024. In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Customer Contract Characteristics
1	Five differences in next escalation date.
2	One difference in current contract end date.
3	One difference in final contract end date.
4	Two differences in annual escalator.
5	Four instances where we were unable to verify the next escalation date.
6	One instance where we were unable to verify the number of units.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 15, 2024. In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description – Fiber Network Characteristics
1	One instance where we were unable to verify the bulk video expense.
2	One instance where we were unable to verify the bulk voice expense.
3	One instance where we were unable to verify the bulk all other direct expense.
4	One instance where we were unable to verify the retail video expense.
5	One instance where we were unable to verify the retail voice expense.
6	One instance where we were unable to verify the retail all other direct expense.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 15, 2024 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Fiber Network	Customer Contract Characteristic	Characteristic set forth on the Data File	Characteristic set forth on the Fiber Network Documentation
1	[REDACTED]	Next escalation date	9/30/2024	1/1/2025
1	[REDACTED]	Next escalation date	1/31/2025	12/31/2024
1	[REDACTED]	Next escalation date	4/1/2024	4/1/2025
1	[REDACTED]	Next escalation date	1/31/2025	11/10/2024
1	[REDACTED]	Next escalation date	1/31/2025	3/7/2025
2	[REDACTED]	Current contract end date	3/31/2033	8/23/2033
3	[REDACTED]	Final contract end date	3/31/2034	8/23/2034
4	[REDACTED]	Annual Escalator	3.00%	4.00%
4	[REDACTED]	Annual Escalator	3.00%	3.50%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 15, 2024 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Fiber Network	Customer Contract Characteristic Not Verified
5	[REDACTED]	Next escalation date
5	[REDACTED]	Next escalation date
5	[REDACTED]	Next escalation date
5	[REDACTED]	Next escalation date
6	[REDACTED]	Number of units

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix E to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated May 15, 2024 (Redacted)

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Fiber Network	Fiber Network Characteristic Not Verified
1	[REDACTED]	Bulk video expense
2	[REDACTED]	Bulk voice expense
3	[REDACTED]	Bulk all other direct expense
4	[REDACTED]	Retail video expense
5	[REDACTED]	Retail voice expense
6	[REDACTED]	Retail all other direct expense

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.